UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

August 28, 2018

Date of Report (Date of earliest event reported)

Century Petroleum Corp.

a/k/a

Ibeto Cement International Corporation

(Exact Name of Registrant as Specified in Charter)

FLORIDA		47-0950123
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

30 Wall Street, New York, New York 10005

(Address of Principal Executive Offices) (Zip Code)

310-497-9681

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Section 5 – Corporate Governance and Management

Item 5.01. Change of Control

On August 28, 2018, Dr. Cletus M. Ibeto and the company entered into an asset purchase agreement with Ibeto Cement Company Limited, (ICCL) a transaction that resulted in a reverse merger by ICCL into Century Petroleum Corp. (CYPE) Pursuant to the execution of the asset purchase agreement, on August 29, 2018, a total number of 14 billion restricted shares of the common stock of CYPE were issued to Dr. Cletus M. Ibeto as an individual, which shares represent 90% of the total outstanding stock of CYPE in exchange for 224,820,000 shares of ICCL, in Nigeria which shares represent 90% of the total outstanding stock of ICCL. The consummation of the merger resulted in Century Petroleum Corp a/k/a Ibeto Cement International Corporation, Florida corporation, surviving the merger. Dr Cletus M. Ibeto is now controlling 90% of Century Petroleum Corp a/k/a Ibeto Cement International Corporation

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 28, 2018 Dr. Cletus M. Ibeto was appointed as Chairman of the Board of Century Petroleum Corp a/k/a Ibeto Cement International Corporation. Based upon the background and experience, Company principals believe that Dr. Ibeto is eminently qualified to discharge the duties required for the officer and directorship of the Company.

Section 8 – Other Events

Item 8.01 Other Events.

On August 28, 2018, the Company entered into an asset purchase agreement with Ibeto Cement Company Limited, Nigeria, a transaction that resulted in a reverse merger by Ibeto Cement Company Limited into Century Petroleum Corp. The Company, because of the merger, is now providing consolidated financial statements which include audited year ending December 31, 2017 statements of Ibeto Cement Company Limited, Nigeria and unaudited consolidated statements for the interim period ending June 30, 2018. The consolidated financial statements are attached to this Current Report as Exhibit 99.1 incorporated herein by reference.

On September 13, 2018, pursuant to the execution of the asset purchase agreement, 224,820,000 shares Ibeto Cement Company Limited, Nigeria was transferred to Century Petroleum Corp. a/k/a Ibeto Cement International Corporation a Florida Corporation and is a subsidiary of the Florida corporation.

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The Company submitted initial documents to the Financial Industry Regulatory Authority ("FINRA") regarding this name change on June 27, 2018. FINRA is still reviewing the Company's submissions.

The Company will announce the completion of FINRA's review and the effectiveness of the name change by filing a subsequent Form 8-K.

The foregoing description of the Certificate of Amendment to the Articles of Incorporation is qualified in its entirety by reference to the text of the Amendment attached as Exhibit 3.1 to this Form 8-K and incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

Exhibit No.	Document	Location
3.1	Century Petroleum Corp/IBETO Cement International Corporation Certificate of Conversion and Amendments to the Articles of Incorporation as filed in the State of Florida	Filed herewith.
99.1	Century Petroleum Corp/IBETO Cement International Corporation consolidated financial statements	Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Century Petroleum Corp a/k/a Ibeto Cement International Corporation

Dated: September 28, 2018	/s/ Erroll A. Booker
Erroll A. Booker
Chief Executive Officer

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